Property and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment
Property and equipment consists of the following (in thousands):

	As of December 31,
	2019	2018
Ships	$28,348,088	$27,209,553
Ship improvements	3,920,800	2,965,634
Ships under construction	1,110,962	817,800
Land, buildings and improvements, including leasehold improvements and port facilities	472,067	321,136
Computer hardware and software, transportation equipment and other	1,698,007	1,120,988
Total property and equipment	35,549,924	32,435,111
Less—accumulated depreciation and amortization(1)	(10,083,116)	(8,968,948)
	$25,466,808	$23,466,163
(1)Amount includes accumulated depreciation and amortization for assets in service.
Ships under construction include progress payments for the construction of new ships as well as planning, design, capitalized interest and other associated costs. We capitalized interest costs of $56.5 million, $49.6 million and $24.2 million for the years ended December 31, 2019, 2018 and 2017, respectively.
During 2019, we took delivery of Spectrum of the Seas and Celebrity Flora. During 2018, we completed our purchase of Azamara Pursuit and took delivery of Symphony of the Seas and Celebrity Edge. Refer to Note 9. Debt for further information.
Upon our acquisition of Silversea Cruises, we added nine ships to our fleet, two of which are under capital lease agreements and one under an operating lease. As of December 31, 2019, Silversea Cruises operates eight ships as the operating lease for Silver Discover was terminated during 2019. Refer to Note 3. Business Combination for further information on the Silversea Cruises acquisition and Note 9. Debt for further information on the capital leases.
During 2017, we sold our three aircraft and 6% of our ownership stake in Wamos Air, S.A. (formerly known as Pullmantur Air, S.A.) to Wamos Air, S.A. In connection with the sale transaction, we extended two loans to Wamos Air, S.A. totaling €17.3 million. During the year ended December 31, 2019, we received principal and interest payments of €5.4 million resulting in full repayment of one of the loans. As of December 31, 2019, a receivable of €9.9 million, or approximately $11.1 million, based on the exchange rate at December 31, 2019, was outstanding related to the principal amount of the remaining loan. The remaining loan accrues interest at 5.25% per annum, amortizes through maturity of July 2021, and is secured by first priority security interests over the aircraft engines and shares sold in connection with the transaction. The sale resulted in an immaterial gain that was recognized in earnings during the year ended December 31, 2017. Post-sale, we retained a 13% interest in Wamos Air, S.A.
During 2017, we sold Legend of the Seas to an affiliate of TUI AG, our joint venture partner in TUI Cruises. The sale resulted in a gain of $30.9 million and was reported within Other operating within Cruise operating expenses in our consolidated statements of comprehensive income (loss) for the year ended December 31, 2017.
In January of 2020, Zenith was sold to a third party for approximately its net book value. Zenith was previously bareboat chartered to Pullmantur Holdings S.L.